Exhibit 99.1

TILT Holdings Gives Notice of Meeting of Junior Secured Noteholders

SCOTTSDALE AZ, November 19, 2025 -- TILT Holdings Inc. (“TILT” or the “Company”), a global provider of cannabis business solutions including inhalation technologies, cultivation, manufacturing, processing, brand development and retail, announced that, on November 17, 2025, the Supreme Court of British Columbia (the “CCAA Court”) granted an order (the “Meeting Order”) authorizing the holding of a meeting (the “Meeting”) of the noteholders on December 1, 2025. The purpose of the Meeting is for the noteholders to vote for or against a resolution approving the Plan of Arrangement (the “CCAA Plan”). If the CCAA Plan is approved by the required majority, in accordance with the provisions of the Meeting Order and the CCAA, the Company intends to bring a further motion before the CCAA Court on December 5, 2025 at 2 pm Pacific Time seeking an order sanctioning the CCAA Plan.

All materials filed with the CCAA Court in this matter, including the Meeting Order and the Notice of Meeting, can be found at the court-appointed Monitor’s website: https://www.pwc.com/ca/en/services/insolvency-assignments/tilt-holdings.html

About TILT

TILT is dedicated to helping cannabis businesses build their brands. Through a diverse portfolio of companies providing technology, hardware, cultivation and production, TILT services brands and cannabis retailers across North America, South America, Israel and the European Union. TILT’s core business is Jupiter Research LLC, a wholly-owned subsidiary and leader in the vaporization segment focused on hardware design, research, development and manufacturing. Jupiter recently received EU medical device certification for Europe's first handheld liquid inhalation device. Additionally, TILT operates Commonwealth Alternative Care, Inc., Inc. in Massachusetts, and Standard Farms Ohio, LLC in Ohio and is the permit holder of record for Standard Farms LLC in Pennsylvania. TILT is headquartered in Scottsdale, Arizona. For more information, visit www.tiltholdings.com.

Forward-Looking Information

This news release contains forward-looking information and statements (together, “forward-looking information”) under applicable Canadian and U.S. securities laws which are based on current expectations. Forward-looking information is provided for the purpose of presenting information about TILT management’s current expectations and plans relating to the future and readers are cautioned that such statements may not be appropriate for other purposes. Forward-looking information may include, without limitation, our ability to complete the restructuring process, including the implementation of the plan of arrangement; our future business strategy and other plans and objectives for future operations; the success of our new innovations and newly certified medical devices, our future development opportunities and production mix; strengthening of TILT’s balance sheet, TILT’s expectations on reductions in corporate overhead and headcount and re-alignment of its business, TILT’s business strategy and growth opportunities, prospects, opportunities, priorities, targets, goals, ongoing objectives, milestones, strategies, and outlook of TILT, and includes statements about, among other things, future developments, the future operations, strengths and strategy of TILT. Generally, forward-looking information can be identified by the use of forward-looking terminology such as “plans”, “expects” or “does not expect”, “is expected”, “will”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might” or “will be taken”, “occur” or “be achieved”. These statements should not be read as guarantees of future performance or results. These statements are based upon certain material factors, assumptions and analyses that were applied in drawing a conclusion or making a forecast or projection, including TILT’s experience and perceptions of historical trends, the ability of TILT to maximize shareholder value, current conditions and expected future developments, as well as other factors that are believed to be reasonable in the circumstances.

Although such statements are based on management’s reasonable assumptions at the date such statements are made, there can be no assurance that such forward-looking information will prove to be accurate, as actual results and future events could differ materially from those anticipated in such forward-looking information. Accordingly, readers should not place undue reliance on forward-looking information. TILT assumes no responsibility to update or revise forward-looking information to reflect new events or circumstances unless required by applicable law.

By its nature, forward-looking information is subject to risks and uncertainties, and there are a variety of risk factors, many of which are beyond the control of TILT, and that may cause actual outcomes to differ materially from those discussed in the forward-looking information. Such risk factors include, but are not limited to, TILT’s ability to find a permanent successor executive, the impact of the announcement of the leadership change on TILT’s stock, performance, operations, results of operations, employees, suppliers and customers, TILT’s ability to successfully work through the leadership transition, TILT’s ability to execute on its business optimization strategy, capital preservation and cash generation, and reductions in corporate overhead and headcount and re-alignment of its business and those risks described under the  heading “Item 1A Risk Factors” in the Annual  Report on Form 10-K for the fiscal year ended December 31, 2024, and other subsequent reports filed by TILT with the United States Securities and Exchange Commission  at www.sec.gov and on SEDAR+ at www.sedarplus.ca.

Company Contact:

Lynn Ricci, VP of Investor Relations & Corporate Communications

TILT Holdings Inc.

lricci@tiltholdings.com

Investor Relations Contact:

Sean Mansouri, CFA

Elevate IR

TILT@elevate-ir.com

720.330.2829